                                                                   EXHIBIT 10.35

                             ------------------

                         CORINTHIAN COLLEGES, INC.
                              RIGHTS AGREEMENT

                             ------------------


                        DATED AS OF OCTOBER 17, 1996
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                              RIGHTS AGREEMENT




     This is a RIGHTS AGREEMENT dated October 17, 1996 ("Agreement") by and among CORINTHIAN COLLEGES, INC., a Delaware corporation ("Company"), CORINTHIAN SCHOOLS, INC., a Delaware corporation ("CSI") and a wholly-owned subsidiary of the Company, PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP, an Ohio limited partnership ("Primus"), BOCP II, LIMITED LIABILITY COMPANY, an Ohio limited liability company and successor by merger to Banc One Capital Partners II, Limited Partnership ("LLC"), BANC ONE CAPITAL PARTNERS II, LTD., an Ohio limited liability company ("BOCP II"), DAVID G. MOORE ("Moore"), PAUL ST. PIERRE ("St. Pierre"), FRANK J. MCCORD ("McCord"), DENNIS L. DEVEREUX ("Devereux") and LLOYD W. HOLLAND ("Holland").


                                 BACKGROUND
                                 ----------



     A.  STOCK PURCHASE AGREEMENT. Pursuant to a Purchase Agreement dated June
         ------------------------
30, 1995, ("Stock Purchase Agreement") Primus purchased from CSI (i) 14,500 shares of CSI's Class A Preferred Stock, par value $1.00 per share, liquidation value $100 per share ("CSI Class A Preferred") and (ii) 55,000 shares of CSI's Class A Common Stock, $0.01 par value ("CSI Class A Common") and LLC purchased from CSI (x) 3,625 shares of CSI Class A Preferred, (y) 5,410 shares of CSI Class A Common and (z) 8,340 shares of CSI's Class B Common Stock, $0.01 par value ("CSI Class B Common"). The shares of CSI Class A Common and CSI Class B Common received by Primus and LLC are referred to collectively as the "Purchased Capital Stock."

     B.  EXISTING NOTES. Pursuant to a Subordinated Secured Note and Warrant
         --------------
Purchase Agreement dated June 30, 1995 ("Prior Purchase Agreement") CSI issued and sold to (i) Primus Subordinated Secured Notes due June 30, 2000 in the aggregate principal amount of $500,000, and (ii) LLC Subordinated Secured Notes due June 30, 2000 in the aggregate principal amount of $2,000,000 (collectively the "Existing Notes"). The Existing Notes will be paid in full and canceled on the Closing Date (as defined herein).

     C.  EXISTING ADVANCES. Pursuant to a Credit Facility Agreement dated as of
         -----------------
June 30, 1995 ("Prior Credit Facility") by and between CSI and LLC, LLC agreed to make advances to CSI in an amount not to exceed $2,000,000 at any one time outstanding. Any such advances outstanding at the Closing Date ("Existing Advances") shall be paid in full and canceled as of the Closing Date.

     D.  PRIOR WARRANT SHARES. Pursuant to the Prior Purchase Agreement, CSI
         --------------------
issued and sold to (i) Primus warrants to purchase 1,250 shares of CSI Class A Common, and (ii) LLC warrants to purchase 5,000 shares of CSI Class B Common (collectively, the "Prior Warrants"). Prior to the Merger Date (as defined herein) both Primus and LLC exercised the Prior Warrants. The shares issued upon exercise thereof are referred to collectively as the "Prior Warrant Shares." The Prior Warrants were evidenced by the "Prior Warrant Certificates."

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     E.  EXECUTIVE STOCK AGREEMENTS. Each of the Executives is party to an
         --------------------------
Executive Stock Agreement dated June 30, 1995 ("Executive Stock Agreement") by and between the Executive and CSI. Pursuant to such Executive Stock Agreement, the Executives purchased shares of Class A Common and Class B Common. The shares purchased by all the Executives are referred to collectively as the "Executive Stock." Although not a party to the Stock Purchase Agreement, the Executives were given certain first refusal rights in regards to their Executive Stock pursuant to Section 3.1J of the Stock Purchase Agreement.

     F.  MERGER. On September 30, 1996 ("Merger Date"), Corinthian Merger
         ------
Subsidiary, Inc., a subsidiary of the Company, was merged into CSI, the former parent corporation of the Company, with CSI being the surviving entity. Pursuant to the merger, all of the outstanding shares of (i) CSI Class A Preferred were exchanged for an equal number of the Company's Class A Preferred Stock, $1.00 par value, $100 liquidation value ("Class A Preferred"), (ii) CSI Class A Common were exchanged for an equal number of the Company's Class A Common Stock, $0.01 par value ("Class A Common"), and (iii) CSI Class B Common were exchanged for an equal number of the Company's Class B Common Stock, $0.01 par value ("Class B Common"). In conjunction with the merger, CCI has succeeded to all the rights and obligations of CSI under the Stock Purchase Agreement, Prior Purchase Agreement and Executive Stock Agreement pursuant to the Assignment and Assumption Agreement (as defined herein).

     G.  Notes. Pursuant to a Subordinated Note and Warrant Purchase Agreement
         -----
dated October 17, 1996 ("Purchase Agreement") by and among the Company, Primus and BOCP II, the Company issued and sold to (i) Primus and Primus purchased $1,000,000 aggregate principal amount of Subordinated Notes due October 17, 2004, for $1,000,000, and (ii) BOCP II and BOCP II purchased $4,000,000 aggregate principal amount of Subordinated Notes due October 17, 2004, for $4,000,000, (collectively the "New Note(s)").

     H.  NEW WARRANTS. Pursuant to the Purchase Agreement, Primus purchased
         ------------
warrants to acquire 806.45 shares of Class A Common and BOCP II purchased warrants to acquire 3,225.81 shares of Class B Common. The warrants are referred to collectively as the "New Warrants." The shares issuable upon exercise thereof are referred to collectively as the "New Warrant Shares." The Warrants are evidenced by "New Warrant Certificates."

     I.  PURPOSE OF AGREEMENT. The Purpose of this Agreement is to provide for
         --------------------
certain preemptive rights and put options with regard to the Purchased Capital Stock, Prior Warrant Shares, New Warrants or New Warrant Shares and Purchase Shares (if any). It is the intention of the Parties that this Agreement will supersede and replace in their entirety, Sections 3.1J and 3.1M of the Stock Purchase Agreement and Sections 3.6 and 11 of the Prior Warrant Certificates.


                           STATEMENT OF AGREEMENT
                           ----------------------

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     In consideration of their mutual promises set forth in this Agreement the
Parties hereby agree as follows.

     SECTION 1. DEFINED TERMS.
                -------------

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings (the definitions to be applicable to both the singular and the plural forms of the terms defined where either such form is used in this Agreement).

          1.1 "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the Original Issue Date other than Warrant Shares and shares issued under the Company's employee stock option plans.

          1.2 "Adjusted Permitted Indebtedness" means, as determined as of any date (i) the aggregate principal amount of all Permitted Indebtedness, excluding
(ii) the aggregate principal amount of the Senior Loans outstanding as of such date of determination.

          1.3 "Affiliate" shall have the meaning set forth in the Purchase Agreement.

          1.4 "Agreement" means this Rights Agreement dated as of October 17, 1996 as modified, amended or restated from time to time.

          1.5 "Appraiser" means, with respect to any determination of the Fair Market Value Amount, an independent appraiser (which shall be an accounting firm or investment banking firm that is not an Affiliate of either the Company or the Holder) selected in the manner provided for in this definition. Within ten (10) days after the exercise of the Put Option, the Company and the Holder shall endeavor in good faith to select a mutually acceptable Appraiser. If no such Appraiser is mutually selected within such time period or such longer time period as the Company and the Holder shall mutually agree upon, then within ten
(10) days thereafter, the Company and the Holder shall each designate an investment banking firm that is not an Affiliate of either the Company or the Holder, and within ten (10) days thereafter, such investment banking firms shall mutually select the Appraiser. The Company shall pay the reasonable fees and expenses of the Appraiser, and, if applicable, the Company and the Holder shall each pay the fees and expenses of the investment banking firm designated by each of them for the purpose of selecting the Appraiser.

          1.6 "Assignment and Assumption Agreement" means the Assignment and Assumption of Purchase Agreement, Registration Agreement and Executive Stock Agreements (and Related Executive Stock Pledge Agreements and Promissory Notes) of Corinthian Schools, Inc. Agreement dated as of the Merger Date, pursuant to which CCI was assigned and assumed the rights and obligations of CSI under Stock Purchase Agreement, Prior Purchase Agreement and Executive Stock Agreement, and all references to shares of CSI Capital Stock under those agreements now refer to CCI Capital Stock.

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          1.7  "BOCP II" means Banc One Capital Partners II, Ltd., an Ohio limited liability company, together with its successors and assigns.

          1.8 "Board of Directors" means the board of directors of the Company and, as applicable and to the extent permitted by law, any committee of such board of directors authorized to exercise the powers of the board of directors.

          1.9 "Business Day" means, any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in the City of Columbus, Ohio.

          1.10 "CSI" means Corinthian Schools, Inc., a Delaware corporation, together with its successors and assigns.

          1.11  "CSI Class A Preferred" is defined in Background Paragraph A.

          1.12  "CSI Class A Common" is defined in Background Paragraph A.

          1.13  "CSI Class B Common" is defined in Background Paragraph A.

          1.14 "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person or partnership interests and any warrants, options or other rights to acquire such stock or interests.

          1.15 "Capitalized Earnings Amount" means, as of any date of determination, an amount equal to five (5) times EBITDA (four (4) times EBITDA in the case of Prior Warrant Shares or Purchase Shares issued in respect of such Prior Warrant Shares) (i) reduced by (A) an amount sufficient to pay in full all of the then outstanding Adjusted Permitted Indebtedness (including all accrued but unpaid interest with respect thereto), and (B) an amount equal to the total amount expended or incurred (including the full amount capitalized under capital leases) for the acquisition of fixed or capital assets as reflected on the most recent Financial Statements for the twelve-month period ended immediately prior to any such date of determination, and (ii) increased by the average amount of cash and marketable securities reflected on the most recent Financial Statements of the Company as of the date of determination.

          1.16 "Change of Control" means (i) an event or series of events by which any Person or Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act), of 50% or more of the Voting Power of the Company, (ii) the Company is merged with or into another corporation with the effect that immediately after such transaction the stockholders of the Company immediately prior to such

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transaction hold less than a majority of the combined Voting Power of the Person surviving the transaction, or (iii) the direct or indirect, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group of Persons.

          1.17  "Class A Common" is defined in Background Paragraph F.

          1.18  "Class B Common" is defined in Background Paragraph F.

          1.19  "Class A Preferred" is defined in Background Paragraph F.

          1.20 "Closing Date" means October 17, 1996, or such later date as the Parties shall mutually agree.

          1.21 "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          1.22 "Common Stock" means the shares of Class A Common and Class B Common treated as a single class of stock, at any time outstanding.

          1.23 "Company" means Corinthian Colleges, Inc., a Delaware corporation, together with its successors and assigns.

          1.24 "Contingent Warrants" means the warrants held by Prudential, Primus, BOCP II and LLC which are evidenced by Contingent Stock Warrants dated as of the date hereof.

          1.25 "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, or options, warrants or other rights that are exercisable for, shares of Common Stock that, when issued, would constitute Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event, but excluding the shares of Common Stock issuable upon exercise of the Warrants.

          1.26 "Devereux "means such individual as identified in the Parties section hereof, together with his heirs, successors and assigns.

          1.27 "Disposition" means (i) a merger, consolidation or other business combination in which the Company is the surviving entity and the Company's stockholders receive cash or non-cash consideration in exchange for or in respect of their shares of Capital Stock of the Company or (ii) the sale, lease, conveyance, transfer or other disposition (other than the grant of a security interest) in any single transaction or series of related transactions of all or substantially all of the assets of the Company.

          1.28 "EBITDA" means, as determined as of any date, earnings of the Company (as

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reflected on the most recent Financial Statements) for the twelve-month period ended immediately prior to any such date of determination determined excluding all amounts expensed as reflected on such Financial Statements during such twelve-month period with respect to (i) interest expense with respect to Permitted Indebtedness, (ii) federal and state income tax expense, (iii) depreciation expense, and (iv) amortization expense.

          1.29 "Event of Default" shall have the meaning set forth in the Purchase Agreement.

          1.30 "Executives" means Moore, St. Pierre, McCord, Devereux and Holland, as a group, and "Executive" means any one of them.

          1.31  "Executive Stock" is defined in Background Paragraph E.

          1.32  "Executive Stock Agreement" is defined in Background Paragraph
E.

          1.33  "Existing Advances" is defined in Background Paragraph C.

          1.34  "Existing Notes" is defined in Background Paragraph B.

          1.35 "Fair Market Value Amount" means, as of any Put Date with respect to which either the Company or the Holder by written notice within ten
(10) days after the Put Date to the other requests a determination of such amount, the fair market value of the then Outstanding Common Stock as determined by the Appraiser assuming the sale of such Outstanding Common Stock by a willing seller to a willing buyer immediately after giving effect to (i) the redemption in full of all the outstanding Preferred Stock at the applicable Redemption Price, and (ii) the payment in full of all outstanding Permitted Indebtedness, and determined without giving consideration to the tax consequences of such sale to the seller.

          1.36 "Financial Statements" means the Annual Financial Statements, Quarterly Financial Statements and Monthly Financial Statements (all as defined in the Purchase Agreement), as applicable, of the Company.

          1.37  "Group of Persons" is defined in Section 1.15 hereof.

          1.38 "Holder" means with respect to the (i) Purchased Capital Stock, Primus and LLC, (ii) Prior Warrant Shares, Primus and LLC, (iii) New Warrants and New Warrant Shares, Primus and BOCP II and (iv) Executive Stock, the Executives.

          1.39 "Holland"means such individual as identified in the Parties section hereof, together with his heirs, successors and assigns.

          1.40 "Indebtedness" means, with respect to the Company, as of any date of

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determination, the sum (without duplication) at such date of (i) all indebtedness of the Company for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture, or similar instrument, reflected on the most recent Financial Statements, (ii) all obligations of the Company under any financing lease, (iii) all obligations of the Company in respect of letters of credit, acceptances, or similar obligations issued or created for the account of the Company, (iv) all guaranty obligations of the Company, and (v) all liabilities secured by any lien on any property owned by the Company, whether or not the Company has assumed or otherwise become liable for the payment thereof.

          1.41 "Initial Public Offering" means the first offer and sale to the public by the Company or any holders of shares of any class of its Capital Stock, pursuant to a registration statement that has been declared effective by the Commission; provided, however, that the gross proceeds of the shares issued and sold by the Company are at least $20,000,000.

          1.42 "LLC" means BOCP II, Limited Liability Company, an Ohio limited liability company and successor by merger to Banc One Capital Partners II, Limited Partnership, together with its successors and assigns.

          1.43 "Market Determined Value Amount" means, with respect to any Put Date, the fair market value of the then Outstanding Common Stock determined in good faith in connection with a Trigger Event the closing of which has occurred within six (6) months immediately preceding the Put Date or that will occur pursuant to an agreement or a binding letter of intent in effect as of the Put Date and assuming (i) the redemption in full of all the outstanding Preferred Stock at the applicable Redemption Price and, (ii) the payment in full of all outstanding Permitted Indebtedness, and determined without giving consideration to the tax consequences of such sale to the seller.

          1.44 "McCord" means such individual as identified in the Parties section hereof, together with his heirs, successors and assigns.

          1.45  "Merger Date" is defined in Background Paragraph F.

          1.46 "Moore" means such individual as identified in the Parties section hereof, together with his heirs, successors and assigns.

          1.47  "New Notes" is defined in Background Paragraph G.

          1.48  "New Warrants" is defined in Background Paragraph H.

          1.49  "New Warrant Certificates" is defined in Background Paragraph H.

          1.50  "New Warrant Shares" is defined in Background Paragraph H.

          1.51 "Non-Surviving Combination" means any merger, consolidation or other

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business combination by the Company with one or more other entities in a transaction in which the Company is not the surviving entity.

          1.52 "Original Issue Date" means the date on which the New Warrants and the New Notes were first issued pursuant to the Purchase Agreement.

          1.53 "Outstanding Common Stock" means, as of any date, all shares of Common Stock then outstanding plus the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date (whether or not the rights to convert, exchange or exercise thereunder are presently exercisable), including the maximum number of shares issuable under the Warrants; provided that the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date shall be adjusted in accordance with the "treasury stock" method determined under generally accepted accounting principles pursuant to Accounting Principles Board Opinion 15.

          1.54 "Parties" means the Company, CSI, BOCP II, LLC, Primus and the Executives, collectively, and "Party" means any one of them.

          1.55 "Permitted Indebtedness" means, as of any date of determination the aggregate principal amount of all Indebtedness of the Company outstanding as of such date of determination, but only to the extent that the principal amount of such Indebtedness does not exceed the amounts permitted under the Purchase Agreement.

          1.56 "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          1.57 "Preemption Offering" means any proposed issuance and sale by the Company after the Original Issue Date and prior to the date of the Initial Public Offering of any shares of Common Stock or any Convertible Securities other than the following:

          (a) the issuance of the Warrant Shares subject to the Warrants and shares of Common Stock subject to the Prudential Warrant;

          (b) the issuance or sale of Common Stock pursuant to a rights offering in which the holder hereof elects to participate under the provisions of Section 3.5 of the New Warrant Certificates;

          (c) the issuance or sale of Common Stock or Convertible Securities in connection with the acquisition by the Company of a business, which issuance or sale has been approved by a unanimous vote of the Board of

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                Directors of the Company; or

          (d) the issuance of shares of Common Stock pursuant to the Contingent Warrants.

          1.58 "Preferred Stock" means any shares of Capital Stock of the Company ranking senior to the Common Stock with respect to dividends or liquidation including, without limitation, the shares of Class A Preferred.

          1.59 "Primus" means Primus Capital Fund III Limited Partnership, an Ohio limited partnership, together with its successors and assigns.

          1.60  "Prior Credit Facility" is defined in Background Paragraph C.

          1.61  "Prior Purchase Agreement" is defined in Background Paragraph B.

          1.62  "Prior Warrants" is defined in Background Paragraph D.

          1.63  "Prior Warrant Certificates" is defined in Background
Paragraph D.

          1.64  "Prior Warrant Shares" is defined in Background Paragraph D.

          1.65 "Prudential" means The Prudential Insurance Company of America, together with its successors and assigns.

          1.66 "Prudential Warrants" means the warrants held by Prudential which are evidenced by a Stock Subscription Warrant dated as of the date hereof.

          1.67  "Purchase Agreement" is defined in Background Paragraph G.

          1.68  "Purchased Capital Stock" is defined in Background Paragraph A.

          1.69 "Purchase Shares" means, as of any date of determination, any shares of Common Stock purchased by Primus, LLC and BOCP II prior to such date of determination pursuant to the exercise of its rights under Section 2 hereof, or directly from the Company in any other transaction after the Original Issue Date. For purposes of this definition, Purchase Shares shall include any shares of Common Stock issuable upon the conversion of any Convertible Securities purchased by Primus, LLC and BOCP II pursuant to the exercise of its rights under Section 2 hereof.

          1.70  "Put Date" shall have the meaning set forth in Section 6.2.

          1.71  "Put Event" means the earlier to occur of the following:

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          (a)   the first to occur of (i) October 31, 2004, or (ii) the later of
                (A) the final payment and discharge of all of the Company's obligations under that certain Note Purchase and Revolving
                Credit Agreement entered into in October 17, 1996, with The Prudential Insurance Company of America and the notes issued thereunder, as amended, supplemented or otherwise modified from time to time or (B) June 30, 2001;

          (b)   a Change of Control; or

          (c)   a Non-Surviving Combination.

          1.72  "Put Option" shall have the meaning set forth in Section 6.1.

          1.73 "Redemption Price" means the liquidation value with respect to the Preferred Stock plus all accrued and unpaid dividends.

          1.74 "Registration Rights Agreement" means the Amended and Restated Registration Agreement dated as of the date hereof by and among the Company, Prudential and the Holders.

          1.75  "Reorganization Event" means any of the following events:

          (a) capital reorganization or reclassification or recapitalization of the Capital Stock of the Company (other than any Adjustment Event as defined in the New Warrant Certificates);

          (b) any merger or consolidation of the Company with or into another corporation; and

          (c) the sale or transfer of the property of the Company as an entirety on substantially as an entirety.

          1.76  "Repurchase Price" shall have the meaning set forth in Section
6.3.

          1.77 "Restricted Securities" means (a) any Warrant bearing the applicable legend (set forth in Section 3.1, (b) any Warrant Shares which are evidenced by a certificate or certificates bearing the legend set forth in
Section 3.1, and (c) unless the context otherwise requires, any share of Common Stock which, when issued, will be evidenced by a certificate or certificates bearing the legend set forth in section 3.1.

          1.78 "St. Pierre" means such individual as identified in the Parties section hereof together with his heirs, successors and assigns.

          1.79 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.80 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.81 "Senior Loans" means (i) loans outstanding under the Credit Agreement dated as of October 17, 1996, between the Company and Prudential, as modified, amended, restated, renewed or extended from time to time and (ii) any extension, renegotiation or refinancing of such loans with Prudential or any other lender; provided, however, that, in any event, for purposes of this Agreement, the aggregate outstanding principal amount of the Senior Loans shall be deemed not to exceed $27,500,000.

          1.82  "Stock Purchase Agreement" is defined in Background Paragraph A.

          1.83 "Transfer" means with respect to any Restricted Securities, any sale, assignment, pledge or other disposition thereof, or of any interest therein, which could constitute a "sale" thereof, as that term is defined in
Section 2(3) of the Securities Act.

          1.84 "Trigger Event" means any of the following events: (i) an Initial Public Offering; (ii) a Change of Control; (iii) a Disposition; or (iv) a Non-Surviving Combination.

          1.85 "Underlying Common Stock" means the shares of Purchased Capital Stock, Prior Warrant Shares, and New Warrant Shares as if the New Warrants had been exercised, all as adjusted pursuant to this Agreement.

          1.86 "Valuation Amount" means, as of any date of determination, the Capitalized Earnings Amount, unless (i) a greater Fair Market Value Amount has been determined, or (ii) a greater Market Determined Value Amount is determinable with respect to such date of determination, in which case "Valuation Amount" means the greater amount (if applicable).

          1.87 "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of the Board of Directors or their equivalents of such Person.

          1.88  "Warrants" means the Prior Warrants and the New Warrants.

          1.89 "Warrant Certificates" means the Prior Warrant Certificates and the New Warrant Certificates.

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

          1.90 "Warrant Shares" means the Prior Warrant Shares and the New Warrant Shares.

     SECTION 2.   PREEMPTION RIGHTS. In the event of any Preemption Offering,
                  -----------------
(i) the Company shall notify the Holders of the Underlying Common Stock and the Executive Stock in writing of the number of shares of Common Stock or Convertible Securities subject to such Preemption Offering and the cash or cash equivalent purchase price (determined by the Board of Directors of the Company in good faith) thereof, and (ii) each Holder of the Underlying Common Stock or the Executive Stock shall have the right for a period of thirty (30) days following the consummation of such Preemption Offering to purchase up to that percentage of such shares of Common Stock or Convertible Securities determined by dividing (A) the total number of Underlying Stock or Executive Stock held by such holder and (B) the total number of shares of Outstanding Common Stock.

     In order to exercise its purchase rights hereunder, a holder of Underlying Common Stock or Executive Stock must, within 15 days after receipt of written notice from the Company describing in reasonable detail the Preemption Offering, including the purchase price hereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company stating its election to participate, in whole or in part, in the Preemption Offering. If all of the Common Stock and/or Convertible Securities offered to the holders of the Underlying Common Stock and Executive Stock is not fully subscribed by such holders, the remaining Common Stock and/or Convertible Securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five (5) days after receipt of such reoffer.

     Upon the expiration of the offering periods described above, the Company shall be entitled to sell such Common Stock and/or Convertible Securities which the holders of Underlying Common Stock and Executive Stock have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Common Stock and/or Convertible Securities offered or sold by the Company after such 90 day period must be reoffered to the holders of Underlying Common Stock and Executive Stock pursuant to the terms of this paragraph.

     SECTION 3. RESTRICTIONS ON TRANSFER.
                -------------------------

          3.1  RESTRICTIVE LEGENDS. Except as otherwise permitted by this
               -------------------
Section 3, the Warrants and each Warrant issued in exchange or substitution for any Warrant, and each Warrant issued upon the registration of transfer of any Warrant and each certificate representing Warrant Shares and each certificate issued upon the registration of transfer of any Warrant Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:


     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE

     SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE COMMISSION INDICATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

          3.2 NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any transfer of any Restricted Securities, the Holder will give written notice to the Company of the Holder's intention to effect such transfer and to comply in all other respects with this Section 3.2. Each such notice of a proposed transfer (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) shall designate counsel for the Holder. The Holder will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

          (a) If in the opinion of counsel to the Company the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the Holder and the Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the restrictive legend set forth in section 3.1, unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 3.2) shall fail to deliver an opinion to the Company, or the Company shall fail to notify the Holder as aforesaid, within thirty (30) days after receipt of notice of the Holder's intention to effect a transfer, then for all purposes of the Warrants the opinion of counsel for the Holder shall be sufficient to authorize the proposed transfer and the opinion of counsel for the Company shall not be required in connection with such proposed transfer; and

          (b) If in the opinion of counsel to the Company the proposed transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the Holder and the Holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such

            Restricted Securities under the Securities Act has become effective.

     SECTION 4.   AVAILABILITY OF INFORMATION. Within ninety (90) days after
                  ---------------------------
a registration statement under the Securities Act is declared effective with respect to an Initial Public Offering, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act insofar as they are applicable to the Company and will comply with all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities
Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by Affiliates. The Company will also cooperate with the Holder at the Holder's expense to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by Affiliates.

     SECTION 5.   REGISTRATION RIGHTS. The Holders of the Purchased Capital
                  -------------------
Stock, Warrants and Warrant Shares and Purchase Shares, if any, shall have registration rights as provided in the Registration Rights Agreement dated as of the date hereof by and between the Holders of the Purchased Capital Stock, Warrants or Warrant Shares, and Purchase Shares, if any, Prudential and the Company.

     SECTION 6. PUT OPTIONS.
                ------------

          6.1  PUT OPTION EXERCISE PERIODS. Unless and until an Initial Public
               ---------------------------
Offering has occurred, the holders of the Purchased Capital Stock, and Warrants and Warrant Shares and Purchase Shares, if any, shall have the option (the "Put Option") to require the Company to purchase all (and in the case of the Warrants and Warrant Shares not less than all) of the Purchased Capital Stock, Warrants and Warrant Shares and Purchase Shares, if any, at anytime after a Put Event has occurred.

          6.2  MANNER OF EXERCISE. The put option may be exercised by the
               ------------------
Holders of the Purchased Capital Stock, Warrants and Warrant Shares and Purchase Shares, if any, by such Holder giving written notice to the Company that such Holder elects to sell the Purchased Capital Stock, Warrants and Warrant Shares and Purchase Shares, if any, then held by such Holder to the Company ("Put Date") at the repurchase price set forth in Section 6.3 (the "Repurchase Price"). Such written notice of election by the Holders shall be irrevocable. Upon final determination of the Repurchase Price as set forth in Section 6.3, the Company shall be required to repurchase the Purchased Capital Stock, Warrants and Warrant Shares and Purchase Shares, if any, then held by such Holder. The Company shall take all such actions, including selling assets, borrowing funds and giving liens in connection therewith, determining its capital surplus based upon appraisals or valuations of its assets and obtaining assets of its lenders, as may be required to permit it to purchase any shares so requested to be purchased. In the event that, notwithstanding compliance with its obligations hereunder the Company is legally prohibited from completing such purchase, the Company shall unless waived by the selling Holder, purchase the maximum number of shares then legally permitted, thereafter conduct its affairs so as to purchase any remaining shares as quickly as possible and offer to purchase any shares which cannot be purchased for cash for promissory notes which bear the highest interest rate, have the shortest maturity rate and are secured by the most collateral as is then or subsequently permitted.

          6.3  THE REPURCHASE PRICE. The Repurchase Price per shall be equal to:
               --------------------

          (a) With respect to the Purchased Capital Stock, the Fair Market Valuation Amount divided by the number of shares of Outstanding Common Stock determined as of the Put Date; and

          (b) With respect to the Warrants and Warrant Shares, the Valuation Amount divided by the number of Outstanding Common Stock determined as of the Put Date.

          6.4  CLOSING AND PAYMENT. The closing for the repurchase of the
               -------------------
Purchased Capital Stock, Warrants and Warrant Shares and Purchase Shares, if any, by the Company pursuant to this Section 6 shall occur within ten (10) Business Days following the date of the determination of the Repurchase Price which shall be payable by the Company by delivery of a certified or cashiers' check to the selling Holder.

     SECTION 7. MISCELLANEOUS.

                (1)  No Implied Rights or Waivers. No notice to or demand on CCI
                     ----------------------------
                     in any case shall entitle CCI to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of a Holder in exercising any right, power or privilege hereunder or under the New Notes or Warrant Certificates shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

                (2)  Modifications. Amendments or Waivers. The Company and the
                     ------------------------------------
                     Holders may from time to time enter into written agreements amending or changing any provision of this Agreement or the rights hereunder or give waivers or consents to a departure from the due performance of their obligations hereunder provided that no departure from the Company's due performance of its obligations hereunder shall be effective unless agreed to in writing by each Holder.

                (3)  Accounting Terms. All accounting terms not specifically
                     ----------------
                     defined herein shall be construed in accordance with GAAP.

              (4)    Entire Agreement.  This Agreement including the Exhibits
                     ----------------
                     or Schedules hereto, constitutes the entire agreement relating to the subject matter hereof among the Parties hereto. Each Party acknowledges that no representation, inducement, promise or agreement has been made, orally or otherwise, by any other Party, or anyone acting on behalf of any other Party, unless such representation, inducement, promise or agreement is embodied in this Agreement expressly or by incorporation.

              (5)    Governing Law. This Agreement shall be governed by and
                     ------------
                     construed in accordance with the laws of the State of Ohio.

              (6)    Severability. If any provision of this Agreement is held
                     ------------
                     to be invalid, void or unenforceable, the remaining provisions of this Agreement shall nevertheless continue in full force and effect.

              (7)    Third Party Beneficiaries. The obligations of each Party
                     -------------------------
                     under this Agreement shall inure solely to the benefit of the other Parties, and no other person or entity shall be a third party beneficiary of this Agreement.

              (8)    Rules of Construction. Unless otherwise specified, the
                     ---------------------
                     following rules shall be applied in construing the provisions of this Agreement.

              (i) Terms that imply gender shall be construed to apply to all genders.

              (ii) References to Sections, Schedules and Exhibits refer to the numbered Sections of, the Schedules of and the Exhibits attached to this Agreement.

              (iii) Headings to the various Sections of this Agreement are included solely for purposes of reference and shall be ignored in construing the provisions of this Agreement.

              (iv) The Exhibits and Schedules attached to this Agreement are incorporated herein by reference.

              (v) "Herein", "hereto", "hereof" and words of similar import refer to this Agreement.

              (vi) The word "and" connotes "each and every", and the word "or" connotes "any one or more".

     (vii)   The word "including" connotes "including without limitation".

     (viii) Any reference to any law or regulation refers to that law or regulation as amended from time-to-time after the date of this Agreement and to the corresponding provision of any successor law or regulation.

     (ix) Any reference to any agreement or other document in this Agreement refers to that agreement or other document as amended from time-to-time after the date of this Agreement.

     (x) The recitals included in this Agreement are the mutual representations of the Parties and are a part of this Agreement.

     (9)     Notices. Any notice or other communication required or permitted
             -------
             to be made or given under this Agreement, shall be in writing and shall be deemed to have been received by the Party to whom it is addressed: (i) on the date indicated on the certified mail return receipt if sent by certified mail return receipt requested; (ii) on the date actually received if hand delivered or if transmitted by telefax (receipt of which is confirmed to sender); (iii) three business days after such notice was deposited in the United States Mail postage prepaid; or (iv) one business day after such notice was delivered to an overnight delivery service, addressed, delivered or transmitted in each case as follows:

HOLDERS:

Banc One Capital Partners II, Ltd.
300 Crescent Court, Suite 1600
Dallas, Texas 75201
ATTENTION: Earle J. Bensing
Telephone: (214) 979-4343
Telefax:   (214) 974-4355


With A Copy to:

Banc One Capital Corporation
150 East Gay Street, 24th Floor
Columbus, Ohio 43215
ATTENTION: General Counsel

Telephone: (614) 217-1100
Telefax:   (614) 217-1217

Primus Capital Fund III Limited Partnership
1375 East Ninth Street
Suite 2700
Cleveland, Ohio 44114
ATTENTION:  Loyal W. Wilson
Telephone: (216) 621-2185
Telefax:   (216) 621-4543

With A Copy to:

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
ATTENTION:  Carter W. Emerson, Esq.
Telephone: (312) 861-2052
Telefax:   (312) 861-2200


To the Executives:
Corinthian Colleges, Inc.
1932 East Deere Avenue, Suite 210
Santa Ana, California 92705-5735
Telephone: (714) 261-7606
Telefax:   (714) 222-3529


COMPANY:

Corinthian Colleges, Inc.
1932 East Deere Avenue, Suite 210
Santa Ana, California 92705-5735
ATTENTION: David G. Moore
Telephone:  (714)261-7606
Telefax:    (714)222-3529


With a Copy to:

O'Melveny & Myers
610 Newport Center Drive
Suite 1700
Newport Beach, California 92660

ATTENTION:  John D. Hudson, Esq.
Telephone:  (714) 760-9600
Telefax:    (714) 669-6994

     A Party's address for notice may be changed from time-to-time only by written notice given to each of the other Parties in accordance with this Section.

                (10) Assignment. Neither this Agreement nor any of the rights or
                     ----------
                     duties hereunder may be assigned by any Party without the prior written consent of each of the other Parties, and any assignment attempted without such prior consent shall be null and void.

                (11) Further Acts and Documents. Each of the Parties hereby
                     --------------------------
                     agrees to execute and deliver such further instruments and to do such further acts and things as may be necessary or desirable to carry out the purposes of this Agreement.

                (12) Counterparts.  The Agreement may be executed in multiple
                     ------------
                     counterparts, each of which shall be deemed to be an original and all of which shall constitute one in the same agreement.

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation
By
  -------------------------------
  David G. Moore, President         By
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:

----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre
                                    By
                                      -----------------------------------
----------------------------------    Loyal W. Wilson
Frank J. McCord
                                    Its
                                       ----------------------------------
----------------------------------
Dennis L. Devereux

                                    BOCP II, LIMITED LIABILITY COMPANY
----------------------------------
Lloyd W. Holland                    By: BOCP Holdings Corporation

                                    By
                                      -----------------------------------
                                    Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation
By /s/ David G. Moore
  -------------------------------
  David G. Moore, President         By
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:

/s/ David G. Moore
----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre
                                    By /s/ Loyal W. Wilson
/s/ Frank St. Pierre                  -----------------------------------
----------------------------------    Loyal W. Wilson
Frank J. McCord
                                    Its President
                                       ----------------------------------
----------------------------------
Dennis L. Devereux

/s/ Lloyd W. Holland                BOCP II, LIMITED LIABILITY COMPANY
----------------------------------
Lloyd W. Holland                    By: BOCP Holdings Corporation

                                    By
                                      -----------------------------------
                                    Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation
By
  -------------------------------
  David G. Moore, President         By
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:


----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP
/s/ Paul St. Pierre
----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre
                                    By
                                      -----------------------------------
----------------------------------    Loyal W. Wilson
Frank J. McCord
                                    Its
                                       ----------------------------------
----------------------------------
Dennis L. Devereux

                                    BOCP II, LIMITED LIABILITY COMPANY
----------------------------------
Lloyd W. Holland                    By: BOCP Holdings Corporation

                                    By
                                      -----------------------------------
                                    Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation
By
  -------------------------------
  David G. Moore, President         By
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:


----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre

                                    By
----------------------------------    -----------------------------------
Frank J. McCord                       Loyal W. Wilson

/s/ Dennis L. Devereux              Its
----------------------------------     ----------------------------------
Dennis L. Devereux

                                    BOCP II, LIMITED LIABILITY COMPANY
----------------------------------
Lloyd W. Holland                    By: BOCP Holdings Corporation

                                    By
                                      -----------------------------------
                                    Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation
By
  -------------------------------
  David G. Moore, President         By
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:


----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre

                                    By /s/ Loyal W. Wilson
----------------------------------    -----------------------------------
Frank J. McCord                       Loyal W. Wilson

                                    Its President
----------------------------------     ----------------------------------
Dennis L. Devereux

                                    BOCP II, LIMITED LIABILITY COMPANY
----------------------------------
Lloyd W. Holland                    By: BOCP Holdings Corporation

                                    By
                                      -----------------------------------
                                    Its: Authorized Signer

     The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

COMPANY:                            HOLDERS:

                                    BANC ONE CAPITAL PARTNERS II,
CORINTHIAN COLLEGES, INC.           LTD.

                                    By: BOCP Holdings Corporation, Manager
By
  -------------------------------
  David G. Moore, President         By /s/ Earle J. Bensing
                                       ----------------------------------

                                    Its: Authorized Signer

EXECUTIVES:


----------------------------------
David G. Moore                      PRIMUS CAPITAL FUND III
                                    LIMITED PARTNERSHIP

----------------------------------  By: Primus Venture Partners, Inc.
Paul St. Pierre
                                    By
                                      -----------------------------------
----------------------------------    Loyal W. Wilson
Frank J. McCord


----------------------------------  Its
Dennis L. Devereux                     ----------------------------------


----------------------------------  BOCP II, LIMITED LIABILITY COMPANY
Lloyd W. Holland
                                    By: BOCP Holdings Corporation, Manager

                                    By /s/ Earle J. Bensing
                                      -----------------------------------
                                    Its: Authorized Signer